Corning Incorporated
Corning, New York 14831
August 3, 1994

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549

Attn: Document Control--EDGAR

SUBJECT:  Corning Incorporated Current Report on Form 8-K

Gentlemen:

Corning Incorporated ("Corning") is hereby filing, pursuant to the Securities Exchange Act of 1934, Corning's Current Report on Form 8-K dated August 3, 1994.

If you should have any questions or comments concerning this filing, please call me at 607/974-8404 or contact me through CompuServe at user ID 72741,206.

Very truly yours,

/s/ M. ANN GOSNELL
    M. Ann Gosnell
    Assistant Secretary

             SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549
                   FORM 8-K
                CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934
      Date of Report: (Date of earliest event reported): August 3, 1994
                 CORNING INCORPORATED
          (Exact Name of Registrant as Specified in Charter)

      New York                  1-3247             16-0393470
(State or Other Jurisdiction     (Commission       (I.R.S. Employer
      of Incorporation)          File Number)     Identification No.)

   One Riverfront Plaza, Corning, New York               14831
   (Address of principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code: (607) 974-9000

Former name or former address, if changed since last report: N/A


Item 5. Other Events

7.625% Debentures due August 1, 2024

In connection with the August 2, 1994 offering by Corning Incorporated ("Corning") of $100,000,000 aggregate principal amount of 7.625% Debentures due August 1, 2024, attached as exhibits are the items listed in "Item 7--Financial Statements, Pro Forma Financial Information and Exhibits."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(1) Pricing Agreement dated July 26, 1994 between Corning Incorporated, Goldman, Sachs & Co. and Lazard Freres & Co.

(4) (a) Form of 7.625% Debenture due August 1, 2024 of Corning Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED
Registrant

By: /s/ M. Ann Gosnell
M. Ann Gosnell
Assistant Secretary

Date: August 3, 1994

                CORNING INCORPORATED
                  Index to Exhibits

 Exhibit                                             Description
1             Pricing Agreement dated as of July 26, 1994 between Corning Incorporated, Goldman, Sachs & Co., and Lazard Freres & Co.

4(a)          Form of 7.625% Debenture due August 1, 2024 of Corning Incorporated.

Pricing Agreement

Goldman, Sachs & Co.,
Lazard Freres & Co.,
As Representatives of the several
 Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

July 26, 1994
Dear Sirs:

Corning Incorporated (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated August 23, 1993 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co. and Lazard Freres & Co. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters"), the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein except that Annex II to the Underwriting Agreement is replaced by Annex II hereto; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed, or in the case of a supplement transmitted for filing, with the Commission.


Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

Very truly yours,

/s/Sandra L. Helton
   Sandra L. Helton
   Senior Vice President and Treasurer

By:
Accepted as of the date hereof:
/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)
/s/ Lazard Freres & Co.
(Lazard Freres & Co.)
On behalf of each of the Underwriters

                 SCHEDULE I

                             Principal Amount
                               of Designated
                             Securities to be
Underwriter                                                  Purchased
Goldman, Sachs & Co.                                         $  50,000,000
Lazard Freres & Co.                                             50,000,000

  Total                                                      $ 100,000,000

                SCHEDULE II

Title of Designated Securities:

7.625% Debentures due August 1, 2024

Aggregate principal amount:

$100,000,000

Price to Public:

99.654% of the principal amount of the Designated Securities, plus accrued interest from August 1, 1994

Purchase Price by Underwriters:

99.004% of the principal amount of the Designated Securities, plus accrued interest from August 1, 1994

Specified Funds for Payment of Purchase Price:

New York Clearing House funds

Indenture:

Indenture, dated as of April 1, 1991, between the Company and United States Trust Company of New York, as Trustee

Maturity:

August 1, 2024

Interest Rate:

7.625% per annum

Interest Payment Dates:

February 1 and August 1, commencing February 1, 1995.

Redemption Provisions:

The Designated Securities may not be redeemed at the option of the Company prior to maturity. The registered holder of each Designated Security may elect to have that Designated Security, or any portion of the principal amount thereof that is a multiple of $1,000, redeemed on August 1, 2004 at 100% of the principal amount together with accrued interest to August 1, 2004. Such election, which is irrevocable when made, must be made within the period commencing on June 1, 2004 and ending at the close of business on July 1, 2004

Sinking Fund Provisions:

No sinking fund provisions

Defeasance:

The defeasance provisions of Section 1302 and 1303 and Article Thirteen of the Indenture shall apply to the Designated Securities in accordance with
Section 1301 of the Indenture.

Time of Delivery:

10:00 A.M., New York City time, August 2, 1994

Closing Location:

Sullivan & Cromwell, 250 Park Avenue, New York, New York 10177.

Names and Addresses of Representatives:

Designated Representatives:
   Goldman, Sachs & Co.
Lazard Freres & Co.

Address for Notices, etc.:
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Attention: Registration Department

Securities Exchange:

No Listing

Other terms:

At the Time of Delivery, Arthur Andersen & Co. shall have furnished to the Underwriters a letter, dated the date of the Time of Delivery, in form and substance satisfactory to the Underwriters to the effect set forth in Annex III hereto.

                                 ANNEX II


            [Form of letter of Price Waterhouse
              to be delivered pursuant to Section 7(d)]



Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representative and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 503(d) respectively, of Regulation S-K;

  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or (ii) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheet and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause
(B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus), or any increase in the consolidated long-term debt of the Company and its subsidiaries or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

  (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenue or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period in the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

  (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii), (iv), (v) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Underwriting Agreement and to the Prospectus as amended or supplemented (including all documents incorporated by reference therein) for the purposes of the letter delivered at each Time of Delivery.

                                  ANNEX III

              [Form of Letter of Arthur Andersen & Co.
            to be delivered pursuant to the Pricing Agreement]


(i) They are independent certified public accountants with respect to Damon Corporation ("Damon") and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

(ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of Damon for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriter;

(iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of Damon for the three most recent fiscal years included or incorporated by reference in the Prospectus agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such three fiscal years which were included or incorporated by reference in Damon's Annual Reports on Form 10-K for such fiscal years;

(iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Damon and its subsidiaries, inspection of the minute books of Damon and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of Damon and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

  (A)(i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows of Damon included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

(B) any other unaudited income statement data and balance sheet items of Damon included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements of Damon included or incorporated by reference in the Prospectus; and

(C) the unaudited financial statements of Damon which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause
(B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements of Damon included or incorporated by reference in the Prospectus.

All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Underwriting Agreement and to the Prospectus as amended or supplemented (including all documents incorporated by reference therein) for the purposes of the letter delivered at each Time of Delivery.

(CERTIFICATE)


REGISTERED                                                         REGISTERED

R                                                                  $

                             CORNING INCORPORATED

                   7.625 % DEBENTURES DUE AUGUST 1, 2024
                                                              CUSIP 219350 AF 2
                                           SEE REVERSE FOR CERTAIN DEFINITIONS

CORNING INCORPORATED, a corporation duly organized and existing under the laws of New York (herein called the "Company",which term includes any successor Person under the Indenture hereinafter referred to), for valued received, hereby promises to pay to

7.625%                                                                   7.625%
DUE 2024                                                               DUE 2024

,or registered assigns,
the principal sum of

                                                                       DOLLARS,

on August 1, 2024 and to pay interest thereon from August 1, 1994 or from the most recent Interest Payment Date to which interest has been paid or duly provided for,semi-annually on February 1 and August 1 in each year, commencing February 1,1995, at the rate of 7.625% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Dates for such interest, which shall be January 15 and July 15 (whether or not Business Days). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date andmay either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

            TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


Authorized Signatory



(CORNING SEAL)


CORNING INCORPORATED


Attest:

(SIGNATURE)

Secretary

By:

(SIGNATURE)

Chairman of the Board

CORNING INCORPORATED


7.625% DEBENTURES DUE AUGUST 1, 2024

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 1, 1991 (herein called the "Indenture"), between the Company and the United States Trust Company of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $100,000,000.

     The securities of this series are not redeemable at the option of the Company prior to maturity.

     This Security is redeemable, in whole or in part, at the option of the Holder, on August 1, 2004, at 100% of the principal amount to be redeemed together with accrued interest to August 1, 2004. In order for the Holder of this Security to exercise this option, the Holder of this Security must deliver to the office or agency of the Company in New York, New York, during the period beginning on June 1, 2004 and ending at 5:00 PM (New York City time) on July 1, 2004 (or, if July 1, 2004 is not a Business Day, the next succeeding Business Day), either (i) this Security with the form entitled "Option to Require Redemption on August 1, 2004" on the reverse of this Security duly completed or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the Holder of this Security, (b) the principal amount of this Security and the amount of this Security to be redeemed, (c) a statement that the option to elect redemption is being exercised thereby, and (d) a guarantee stating that the Company will receive this Security, with the form below entitled "Option to Require Redemption on August 1, 2004" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and this Security and form duly completed are received by the Company by such fifth Business Day). Any such notice received by the Company during the period beginning on June 1, 2004 and ending at 5:00 PM (New York City time) on July 1, 2004 shall be irrevocable. The redemption option may be exercised by the Holder of this Security for less than the entire principal amount of this Security, so long as the principal amount that is to be redeemed is equal to $1,000 or an integral multiple of $1,000. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of this Security for redemption will be determined by the Company, whose determination will be final and binding.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of the series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent of waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


OPTION TO REQUIRE REDEMPTION ON
AUGUST 1, 2004

      The undersigned hereby irrevocably requests and instructs the Company to redeem the within Security (or portion thereof specified below) to the undersigned, at

(please print or typewrite name and address of the undersigned)


      For this Security to be redeemed the Company must receive at the office or agency of the Company in New York, New York, at or before 5:00 PM (New York City time) on July 1, 2004 (or, if such day is not a Business Day, the next succeeding Business Day), but not earlier than June 1, 2004, (i) this Security, with this "Option to Require Redemption on August 1, 2004" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the Holder of the Security, (b) the principal amount of the Security and the amount of the Security to be redeemed, (c) a statement that the option to elect redemption is being exercised thereby, and (d) a guarantee stating that the Security to be redeemed with the form entitled "Option to Require Redemption on August 1, 2004" on the reverse of the Security duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Security and form duly completed are received by the Company by such fifth Business Day).

      If less than the entire principal amount of the within Security is to be redeemed, specify the portion thereof (which shall be an integral multiple of $1,000) which the Holder elects to have redeemed:____________ ; and specify the denomination or denominations (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) of the Security or Securities to be issued to the Holder for the portion of the within Security not being redeemed (in the absence of any such specification, one such Security will be issued for the portion not being redeemed): ___________________

Date: _____________________
_____________________________________________________________


Notice: The signature to this Option to Require Redemption on August 1, 2004 must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any other change whatever.

ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face on this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:
      TEN COM        as tenants in common
UNIF GIFT MIN ACT - ................     Custodian ................
      TEN ENT         as tenants by the entireties
              (Cust)               (Minor)
      JT TEN            as joint tenants with right
                under Uniform Gifts to Minors Act
                of survivorship and not as
                tenants in common
                    (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE